                                                            EXHIBIT NO. 99.13(b)
                                                                       EXHIBIT A
                                                                       ---------

                     FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN
                                  AS OF: OCTOBER 11, 2000
------------------------------------------------------------------------------------------------
                                              CLASSES OF SHARES
                                            COVERED BY RULE 12B-1     DATE RULE 12B-1 PLAN
                         FUND                       PLAN                    ADOPTED
------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund                           A,B, C            January 1, 1997,
                                                                     April 12, 2000 (C shares)
------------------------------------------------------------------------------------------------
MFS Cash Reserve Fund                               A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Global Asset Allocation Fund                    A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund                          A,B,C,J           January 1, 1997;
                                                                     December 8, 1999 (J shares)
------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund                 A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Core Growth Fund                                A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Equity Income Fund                              A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS New Discovery Fund                              A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Research International Fund                     A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Technology Fund                                 A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Global Telecommunications Fund                 A, B, C           April 12, 2000
------------------------------------------------------------------------------------------------
MFS Japan Equity Fund                              A, B, C           April 12, 2000
------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund                          A,B,C, J           January 1, 1997;
                                                                     May 27, 1998 (J shares)
------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund                            A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund                         A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Charter Income Fund                             B,C,J*           May 27, 1998
------------------------------------------------------------------------------------------------
MFS Global Total Return Fund                        A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Utilities Fund                                  A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Global Equity Fund                             A,B,C,J           January 1, 1997;
                                                                     April 14, 1999 (J shares)
------------------------------------------------------------------------------------------------
MFS Strategic Income Fund                           A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Global Growth Fund                              A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund                      A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Arkansas Municipal Bond Fund                     A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS California Municipal Bond Fund                  A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Florida Municipal Bond Fund                      A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Georgia Municipal Bond Fund                      A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Maryland Municipal Bond Fund                     A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Massachusetts Municipal Bond Fund                A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund                  A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS New York Municipal Bond Fund                    A,B,C            January 1, 1997; October
                                                                     11, 2000 (C shares)
------------------------------------------------------------------------------------------------
MFS North Carolina Municipal Bond Fund              A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Pennsylvania Municipal Bond Fund                 A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS South Carolina Municipal Bond Fund               A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Tennessee Municipal Bond Fund                    A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Virginia Municipal Bond Fund                    A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS West Virginia Municipal Bond Fund                A,B             January 1, 1997
------------------------------------------------------------------------------------------------
MFS Municipal Income Fund                           A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------
MFS Massachusetts High Income Tax Free Fund         A, B             June 11, 1999
------------------------------------------------------------------------------------------------
MFS New York High Income Tax Free Fund              A, B             June 11, 1999
------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund                A,B,C            January 1, 1997
------------------------------------------------------------------------------------------------

------------------

--------
* The Class J shares of CIF have the same characteristics as Class A shares of the other MFS Funds identified above.

                                                                       EXHIBIT B
                                                                       ---------

                             AS OF: OCTOBER 11, 2000

                            MFS Managed Sectors Fund
                              MFS Cash Reserve Fund
                        MFS Research Growth & Income Fund
                            MFS Emerging Growth Fund
                            MFS Large Cap Growth Fund
                          MFS Intermediate Income Fund
                          MFS Global Total Return Fund
                               MFS Utilities Fund
                             MFS Global Equity Fund
                            MFS Strategic Income Fund
                             MFS Global Growth Fund
                         MFS Alabama Municipal Bond Fund
                        MFS Arkansas Municipal Bond Fund
                       MFS California Municipal Bond Fund
                         MFS Florida Municipal Bond Fund
                         MFS Georgia Municipal Bond Fund
                        MFS Maryland Municipal Bond Fund
                      MFS Massachusetts Municipal Bond Fund
                       MFS Mississippi Municipal Bond Fund
                        MFS New York Municipal Bond Fund
                     MFS North Carolina Municipal Bond Fund
                      MFS Pennsylvania Municipal Bond Fund
                     MFS South Carolina Municipal Bond Fund
                        MFS Tennessee Municipal Bond Fund
                        MFS Virginia Municipal Bond Fund
                      MFS West Virginia Municipal Bond Fund
                            MFS Municipal Income Fund
                      MFS Government Limited Maturity Fund
                            MFS Strategic Growth Fund
                             MFS New Discovery Fund
                             MFS Equity Income Fund
                         MFS Research International Fund
                             MFS Charter Income Fund
                   MFS Massachusetts High Income Tax Free Fund
                     MFS New York High Income Tax Free Fund
                              MFS Core Growth Fund
                               MFS Technology Fund
                       MFS Global Telecommunications Fund
                              MFS Japan Equity Fund

                                                                       EXHIBIT C
                                                                       ---------

                             AS OF: OCTOBER 11, 2000

                        MFS Global Asset Allocation Fund